Credit Facility	12 Months Ended
Dec. 31, 2017
Credit Facility [Abstract]
Credit Facility
18.	CREDIT FACILITY

The Corporation obtained a first lien revolving credit facility of $100 million on August 1, 2014 in connection with the Stars Interactive Group Acquisition (the “Credit Facility”). Maturing on August 1, 2019, the Credit Facility can be used to fund working capital needs and for general corporate purposes.  The interest rate under the Credit Facility is, at the Corporation's option, either LIBOR plus 4.00% or ABR plus 3.00%.  The applicable commitment fee on the Credit Facility is based on a first lien leverage ratio of 3.75 to 1.00 and could range from 0.375% to 0.50%.  Borrowings under the Credit Facility are subject to the satisfaction of customary conditions, including the absence of a default or an event of default and compliance with certain representations and warranties.

As at December 31, 2017 and December 31, 2016 there were no amounts outstanding under the Credit Facility. However, in connection with the Kentucky Proceeding (as defined in note 30 below) on February 22, 2016, the Corporation filed a notice of appeal to the Kentucky Court of Appeals and posted a $100 million supersedeas bond to stay enforcement of the order for damages during the pendency of the appeals process. The posting of the bond required the delivery of cash collateral in the amount of $40 million and letters of credit in the aggregate amount of $30 million (collectively, the “Kentucky Bond Collateral”), thereby reducing the availability under the Credit Facility to $70 million as of the date hereof.